                                                                    Exhibit 99.2

                                            [LOGO OF BELL ATLANTIC APPEARS HERE]


                              ---------
                            Quarterly
                          =============
                                  bulletin 3

3rd Quarter 1997
October 1997



--------------------------------------------------------------------------------

BELL ATLANTIC CORPORATION                                                      2


---------------------------------
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------

                                                                                  (Dollars in Millions, Except Per Share Amounts)
                                               ------------                                ------------
                                               3 Mos. Ended   3 Mos. Ended                 9 Mos. Ended   9 Mos. Ended
Unaudited                                           9/30/97        9/30/96    % Change          9/30/97        9/30/96  % Change
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                  $  3,321.5     $  3,151.4         5.4       $  9,773.8     $  9,331.8       4.7
 Network access services                            1,666.2        1,822.5        (8.6)         5,377.8        5,347.6       0.6
 Long distance services                               546.7          614.2       (11.0)         1,678.1        1,872.0     (10.4)
 Ancillary services                                   465.8          444.9         4.7          1,362.7        1,268.4       7.4
 Directory and information services                   496.1          519.4        (4.5)         1,649.4        1,631.0       1.1
 Wireless services                                    842.0          709.7        18.6          2,439.7        1,988.2      22.7
 Other services                                        35.6          114.5       (68.9)           216.7          311.0     (30.3)
                                                 -----------------------------------------------------------------------------------
Total Operating Revenues                            7,373.9        7,376.6           -         22,498.2       21,750.0       3.4
                                                 -----------------------------------------------------------------------------------

Operating Expenses
 Employee costs                                     2,337.8        2,181.6         7.2          6,956.9        6,592.3       5.5
 Depreciation and amortization                      1,724.0        1,331.5        29.5          4,459.1        4,027.8      10.7
 Taxes other than income                              475.2          390.6        21.7          1,252.4        1,132.3      10.6
 Other operating expenses                           2,415.9        1,805.7        33.8          6,102.4        5,385.0      13.3
                                                 -----------------------------------------------------------------------------------
Total Operating Expenses                            6,952.9        5,709.4        21.8         18,770.8       17,137.4       9.5
                                                 -----------------------------------------------------------------------------------

Operating Income                                      421.0        1,667.2       (74.7)         3,727.4        4,612.6     (19.2)
Income (loss) from unconsolidated businesses         (121.5)          14.9           -           (236.9)          51.9         -
Other income and expense, net                         (13.0)         (35.0)       62.9            (19.5)         (65.4)     70.2
Interest expense                                      298.1          266.4        11.9            918.7          813.0      13.0
Provision for income taxes                             68.5          508.9       (86.5)         1,037.4        1,394.5     (25.6)
                                                 -----------------------------------------------------------------------------------
Income from Continuing Operations                     (80.1)         871.8           -          1,514.9        2,391.6     (36.7)
Cumulative effect of change in
 accounting principle
  Directory publishing, net of tax                                                                               273.1
                                                 -----------------------------------------------------------------------------------
Net Income (Loss)                                $    (80.1)    $    871.8           -       $  1,514.9     $  2,664.7     (43.1)
                                                 ===================================================================================

Earnings (Loss) per Share                        $     (.10)    $     1.13                   $     1.95     $     3.45
                                                 ===================================================================================
Weighted average number of common shares
 outstanding (in millions)                            776.4          774.9                        775.8          772.8
                                                 -----------------------------------------------------------------------------------

BELL ATLANTIC CORPORATION                                                      3


------------------------
EARNINGS RECONCILIATIONS
------------------------

                                                                                    (Dollars in Millions, Except Per Share Amounts)
                                                                   -------------------------------
                                                                         3 Mos. Ended 9/30/97              3 Mos. Ended 9/30/96
Unaudited                                                            Net Income              EPS       Net Income              EPS
------------------------------------------------------------------------------------------------------------------------------------
Reported Earnings (Loss)                                           $      (80.1)    $       (.10)    $      871.8      $      1.13
Adjustments:
Merger-related costs
 Direct costs                                                             182.0              .23
 Employee severance costs                                                 139.5              .18
 Transition costs                                                          13.0              .02

Special charges
 Fixed assets and real estate                                             221.0              .29
 Video-related                                                            158.7              .21
 Regulatory, legal and other                                              219.5              .28
 Miscellaneous items                                                      111.4              .14
Other one-time items
 Special pension enhancement                                               12.2              .01             13.9              .01
 CWC restructuring                                                         59.3              .08
 Disposition (gains) and losses                                           (31.5)            (.04)
 Tax related issues                                                       (35.6)            (.05)
                                                                   -----------------------------------------------------------------

Adjusted Earnings                                                  $      969.4     $       1.25     $      885.7      $      1.14
                                                                   =================================================================
Adjusted Growth                                                             9.5%             9.6%


                                                                                    (Dollars in Millions, Except Per Share Amounts)
                                                                   ------------------------------
                                                                         9 Mos. Ended 9/30/97              9 Mos. Ended 9/30/96
Unaudited                                                            Net Income              EPS       Net Income              EPS
------------------------------------------------------------------------------------------------------------------------------------
Reported Earnings                                                  $    1,514.9     $       1.95     $    2,664.7      $      3.45
Adjustments:
Merger-related costs
 Direct costs                                                             182.0              .23
 Employee severance costs                                                 139.5              .18
 Transition costs                                                          13.0              .02

Special charges
 Fixed assets and real estate                                             221.0              .29
 Video-related                                                            196.3              .25
 Regulatory, legal and other                                              219.5              .28            108.3              .14
 Miscellaneous items                                                      111.4              .14
Other one-time items
 Special pension enhancement                                              286.1              .37            110.5              .14
 CWC restructuring                                                         59.3              .08
 Disposition (gains) and losses                                           (31.5)            (.04)           (45.7)            (.06)
 Tax related issues                                                       (35.6)            (.04)
Change in accounting principle                                                                             (273.1)            (.35)
                                                                   -----------------------------------------------------------------

Adjusted Earnings                                                  $    2,875.9     $       3.71     $    2,564.7      $      3.32
                                                                   =================================================================
Adjusted Growth                                                            12.1%            11.7%

BELL ATLANTIC CORPORATION                                                      4


------------------------------------------
CONSOLIDATED ADJUSTED STATEMENTS OF INCOME
------------------------------------------

                                         3 Mos. Ended 9/30/97                     3 Mos. Ended 9/30/96
Unaudited                                Reported   Adjustments        Adjusted   Reported   Adjustments       Adjusted    % Change
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Local services                        $ 3,321.5                     $ 3,321.5  $ 3,151.4                    $ 3,151.4         5.4
  Network access services                 1,666.2         136.1 (1)     1,802.3    1,822.5                      1,822.5        (1.1)
  Long distance services                    546.7                         546.7      614.2                        614.2       (11.0)
  Ancillary services                        465.8           1.7 (8)       467.5      444.9                        444.9         5.1
  Directory and information services        496.1                         496.1      519.4                        519.4        (4.5)
  Wireless services                         842.0          19.8 (2)       861.8      709.7        (18.4)(2)       691.3        24.7
  Other services                             35.6           5.1 (1)        40.7      114.5                        114.5       (64.5)
                                        --------------------------------------------------------------------------------------------
Total Operating Revenues                  7,373.9         162.7         7,536.6    7,376.6        (18.4)        7,358.2         2.4
                                        --------------------------------------------------------------------------------------------
Operating Expenses
  Employee costs                          2,337.8        (296.0)(3)     2,041.8    2,181.6        (21.9)(10)    2,159.7        (5.5)
  Depreciation and amortization           1,724.0        (301.7)(4)     1,422.3    1,331.5                      1,331.5         6.8
  Taxes other than income                   475.2         (79.7)(5)       395.5      390.6                        390.6         1.3
  Other operating expenses                2,415.9        (537.8)(6)     1,878.1    1,805.7        (18.4)(2)     1,787.3         5.1
                                        --------------------------------------------------------------------------------------------
Total Operating Expenses                  6,952.9      (1,215.2)        5,737.7    5,709.4        (40.3)        5,669.1         1.2
                                        --------------------------------------------------------------------------------------------

Operating Income                            421.0       1,377.9         1,798.9    1,667.2         21.9         1,689.1         6.5
Income (loss) from unconsolidated
 businesses                                (121.5)        149.7 (7)        28.2       14.9                         14.9        89.3
Other income and expense, net               (13.0)         (1.2)(8)       (14.2)     (35.0)                       (35.0)       59.4
Interest expense                            298.1                         298.1      266.4                        266.4        11.9
Provision for income taxes                   68.5         476.9 (9)       545.4      508.9          8.0 (11)      516.9         5.5
                                        --------------------------------------------------------------------------------------------
Net Income (Loss)                           (80.1)      1,049.5           969.4      871.8         13.9           885.7         9.5
                                        ============================================================================================

Earnings (Loss) per Share               $    (.10)         1.35            1.25  $    1.13          .01       $    1.14         9.6
                                        ============================================================================================
Weighted average number of common
  shares outstanding (in millions)          776.4                         776.4      774.9                        774.9

Footnotes:

(1)  Adjustment related to regulatory contingencies
(2)  Adjustment related to an accounting reclass for BAM promotions
(3) Adjustment for merger-related costs, ($277.1) and special pension enhancement ($18.9)
(4) Adjustment related to fixed asset write-downs ($297.2) and miscellaneous items ($4.5)
(5)  Adjustment for merger-related costs ($25.0) and other contingencies ($54.7)
(6) Adjustment for merger-related costs ($141.3), special charges for, real estate consolidations ($54.9), video-related ($69.3), regulatory, legal and other ($126.2), miscellaneous items ($165.9) and an increase for an accounting reclass for BAM promotions ($19.8)
(7) Adjustment for CWC restructuring ($59.3), video-related charges ($131.8) and adjustment for pre-tax gain on Sky TV sale ($41.4)
(8)  Adjustment for miscellaneous items
(9) Tax effects of items (1)-(8) above ($469.4), miscellaneous items ($28.1), and a net benefit for tax related issues ($35.6)
(10) Adjustment for special pension enhancement
(11) Tax effect of item (10) above

BELL ATLANTIC CORPORATION                                                      5


------------------------------------------
CONSOLIDATED ADJUSTED STATEMENTS OF INCOME
------------------------------------------

                                                                                     (Dollars in Millions, Except Per Share Amounts)

                                             9 Mos. Ended 9/30/97                   9 Mos. Ended 9/30/96
Unaudited                                    Reported   Adjustments      Adjusted   Reported  Adjustments        Adjusted % Change
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                             $ 9,773.8          83.0 (1)   9,856.8  $ 9,331.8                    $ 9,331.8     5.6
 Network access services                      5,377.8         136.1 (2)   5,513.9    5,347.6         55.0 (10)    5,402.6     2.1
 Long distance services                       1,678.1                     1,678.1    1,872.0                      1,872.0   (10.4)
 Ancillary services                           1,362.7           1.7 (8)   1,364.4    1,268.4                      1,268.4     7.6
 Directory and information services           1,649.4                     1,649.4    1,631.0                      1,631.0     1.1
 Wireless services                            2,439.7                     2,439.7    1,988.2        (45.3)(11)    1,942.9    25.6
 Other services                                 216.7           5.1 (2)     221.8      311.0                        311.0   (28.7)
                                            ----------------------------------------------------------------------------------------
Total Operating Revenues                     22,498.2         225.9      22,724.1   21,750.0          9.7        21,759.7     4.4
                                            ----------------------------------------------------------------------------------------
Operating Expenses
 Employee costs                               6,956.9        (741.9)(3)   6,215.0    6,592.3       (176.9)(12)    6,415.4    (3.1)
 Depreciation and amortization                4,459.1        (301.7)(4)   4,157.4    4,027.8                      4,027.8     3.2
 Taxes other than income                      1,252.4         (79.7)(5)   1,172.7    1,132.3                      1,132.3     3.6
 Other operating expenses                     6,102.4        (461.6)(6)   5,640.8    5,385.0       (155.3)(13)    5,229.7     7.9
                                            ----------------------------------------------------------------------------------------
Total Operating Expenses                     18,770.8      (1,584.9)     17,185.9   17,137.4       (332.2)       16,805.2     2.3
                                            ----------------------------------------------------------------------------------------

Operating Income                              3,727.4       1,810.8       5,538.2    4,612.6        341.9         4,954.5    11.8
Income (loss) from unconsolidated businesses   (236.9)        179.7 (7)     (57.2)      51.9        (66.3)(14)      (14.4)     --
Other income and expense, net                   (19.5)         (1.2)(8)     (20.7)     (65.4)         1.9 (10)      (63.5)   67.4
Interest expense                                918.7         (13.0)(1)     905.7      813.0                        813.0    11.4
Provision for income taxes                    1,037.4         641.3 (9)   1,678.7    1,394.5        104.4 (15)    1,498.9    12.0
                                            ----------------------------------------------------------------------------------------
Income from Continuing Operations             1,514.9       1,361.0       2,875.9    2,391.6        173.1         2,564.7    12.1
Cumulative effect of change in
 accounting principle
   Directory publishing, net of tax                                                    273.1       (273.1)(16)
                                            ----------------------------------------------------------------------------------------
Net Income                                    1,514.9       1,361.0       2,875.9    2,664.7       (100.0)        2,564.7    12.1
                                            ========================================================================================

Adjusted Earnings per Share                 $    1.95          1.76          3.71  $    3.45        (0.13)      $    3.32    11.7
                                            ========================================================================================
Weighted average number of common
 shares outstanding (in millions)               775.8                       775.8      772.8                        772.8

Footnotes:

(1)  Restated for reclass adjustment
(2)  Adjustment related to regulatory contingencies
(3) Adjustment for merger-related costs ($277.1), special pension enhancement ($453.1) and video-related charge ($11.7)
(4) Adjustment related to fixed asset write-downs ($297.2) and miscellaneous items ($4.5)
(5)  Adjustment for merger-related costs ($25.0) and other contingencies ($54.7)
(6) Adjustment for merger-related costs ($141.3), special charges for; real estate consolidations ($54.9), video-related ($69.3), regulatory, legal and other ($126.2), miscellaneous items ($165.9) and an increase for a reclass adjustment ($96.0)
(7) Adjustment for CWC restructuring ($59.3), video-related charges ($161.8) and pre-tax gain on Sky TV sale ($41.4)
(8)  Adjustment for miscellaneous item
(9) Tax effects on items (1)-(8) above ($633.8), miscellaneous items ($28.1), and a net benefit for tax related issues ($35.6)
(10) Adjustment related to regulatory issues
(11) Adjustment related to an accounting reclass for BAM promotions
(12) Adjustment for special pension enhancement
(13) Adjustment for regulatory and other issues ($110.0) and accounting reclass for BAM promotions ($45.3)
(14) Adjustment related to pre-tax gain on dispositions (Vanstar sale)
(15) Tax effects of items (10)-(13) above
(16) Adjustment for change in accounting principle

BELL ATLANTIC CORPORATION                                                      6


-------------------------------------------------------------
CONSOLIDATED ADJUSTED STATEMENTS OF INCOME  1994, 1995 & 1996
-------------------------------------------------------------

Revisions to amounts previously disclosed are footnoted below. These revisions are reclassifications between income statement line items and do not affect adjusted net income.

                                                                               (Dollars in Millions, Except Per Share Amounts)

                                                                        For the years ended December 31,
                                                                        ---------------------------------------------------------
Unaudited                                                                      1994                  1995                1996
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                                         $  11,844.9           $  12,115.3         $  12,559.1
 Network access services                                                    6,684.6               6,952.2             7,245.0
 Long distance services                                                     2,636.7               2,474.3             2,373.6
 Ancillary services                                                         1,227.6               1,450.8             1,738.0
 Directory and information services                                         1,978.6               2,050.8             2,224.3
 Wireless services                                                          1,771.9 (1)           2,113.1 (2)         2,651.0 (3)
 Other services                                                               945.8                 735.6               434.0
                                                                        ---------------------------------------------------------
Total Operating Revenues                                                   27,090.1              27,892.1            29,225.0
                                                                        ---------------------------------------------------------
Operating Expenses
 Employee costs                                                             8,568.6               8,297.2             8,426.8
 Depreciation and amortization                                              5,291.2               5,326.1             5,360.5
 Taxes other than income                                                    1,534.0               1,589.3             1,499.9
 Other operating expenses                                                   6,318.5 (1)           6,474.0 (2)         7,260.8 (3)(4)
                                                                        ---------------------------------------------------------
Total Operating Expenses                                                   21,712.3              21,686.6            22,548.0
                                                                        ---------------------------------------------------------

Operating Income                                                            5,377.8               6,205.5             6,677.0
Income (loss) from unconsolidated businesses                                   65.9                 (22.1)              (45.4)
Other income and expense, net                                                 112.2                  20.0               (87.8)(4)
Interest expense                                                            1,230.8               1,262.8             1,081.7
Provision for income taxes                                                  1,522.1               1,819.9             1,987.9
                                                                        ---------------------------------------------------------
Adjusted Net Income                                                     $   2,803.0           $   3,120.7         $   3,474.2
                                                                        =========================================================
Adjusted Earnings per Share                                             $      3.70           $      4.08         $      4.49
                                                                        =========================================================
Weighted average number of common shares outstanding (in millions)            757.9                 764.3               773.3

Footnotes:

(1)  Adjustment of $7.9 related to an accounting reclass for BAM promotions
(2)  Adjustment of $34.7 related to an accounting reclass for BAM promotions
(3)  Adjustment of $62.6 related to an accounting reclass for BAM promotions
(4) Restated for $13.0 reclass between other income and expense, net and other operating expense

BELL ATLANTIC CORPORATION                                                     7


----------------------------------------------------
CONSOLIDATED ADJUSTED QUARTERLY STATEMENTS OF INCOME
----------------------------------------------------

Revisions to amounts previously disclosed are footnoted below. These revisions are reclassifications between income statement line items and do not affect adjusted net income.

                                                                                     (Dollars in Millions, Except Per Share Amounts)

                                       For the three month periods ended
                                       ---------------------------------------------------------------------------------------------
Unaudited                                3/31/96        6/30/96        9/30/96        12/31/96         3/31/97          6/30/97
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Local services                        $3,068.1       $3,112.3        3,151.4        $3,227.3        $3,193.3 (3)     $3,342.0
  Network access services                1,796.6        1,783.5        1,822.5         1,842.4         1,858.8          1,852.8
  Long distance services                   644.1          613.7          614.2           501.6           570.0            561.4
  Ancillary services                       376.0          447.5          444.9           469.6           455.7            441.2
  Directory and information services       525.7          585.9          519.4           593.3           530.9            622.4
  Wireless services                        581.1 (1)      670.5 (1)      691.3 (1)       708.1 (1)       755.4 (1)        822.5 (1)
  Other services                            96.1          100.4          114.5           123.0           116.7             64.4
                                       ---------------------------------------------------------------------------------------------
Total Operating Revenues                 7,087.7        7,313.8        7,358.2         7,465.3         7,480.8          7,706.7
                                       ---------------------------------------------------------------------------------------------
Operating Expenses
  Employee costs                         2,136.0        2,119.7        2,159.7         2,011.4         2,083.3          2,089.9
  Depreciation and amortization          1,340.3        1,356.0        1,331.5         1,332.7         1,371.3          1,363.8
  Taxes other than income                  363.2          378.5          390.6           367.6           395.0            382.2
  Other operating expenses               1,629.2 (1)    1,813.2 (1)    1,787.3 (1)     2,031.1 (1),(2) 1,798.9 (1),(3)  1,963.8 (1)
                                       ---------------------------------------------------------------------------------------------
Total Operating Expenses                 5,468.7        5,667.4        5,669.1         5,742.8         5,648.5          5,799.7
                                       ---------------------------------------------------------------------------------------------
Operating Income                         1,619.0        1,646.4        1,689.1         1,722.5         1,832.3          1,907.0
Income (loss) from
 unconsolidated businesses                 (35.4)           6.1           14.9           (31.0)          (34.7)           (50.7)
Other income and expense, net                 .2          (28.7)         (35.0)          (24.3)(2)         9.6            (16.1)
Interest expense                           277.8          268.8          266.4           268.7           316.5 (3)        291.1
Provision for income taxes                 486.9          495.1          516.9           489.0           548.9            584.4
                                       ---------------------------------------------------------------------------------------------
Adjusted Net Income                       $819.1         $859.9         $885.7          $909.5          $941.8           $964.7
                                       =============================================================================================

Adjusted Earnings per Share               $ 1.07         $ 1.11         $ 1.14          $ 1.17          $ 1.21           $ 1.25
                                       =============================================================================================
Weighted average number of common
 shares outstanding (in millions)          771.4          773.7          774.9           775.6           775.8            775.8

Footnotes:

(1)  Adjustment related to accounting reclass for BAM promotions
(2) Restated for $13.0 reclass between other income and expense, net and other operating expense
(3) Restated for reclass adjustment between revenues ($83.0), expense ($96.0) and interest ($130)

BELL ATLANTIC CORPORATION                                                      8


-------------------------------------------
SELECTED FINANCIAL AND OPERATING STATISTICS
-------------------------------------------

                                                                                  (Dollars in Millions, Except Per Share Amounts)
                                                                 ------------                      ------------
                                                                 3 Mos. Ended     3 Mos. Ended     9 Mos. Ended     9 Mos. Ended
Unaudited                                                             9/30/97          9/30/96          9/30/97          9/30/96
------------------------------------------------------------------------------------------------------------------------------------
Debt ratio                                                                                                 60.5%            58.0%

Return on average common equity-adjusted basis                           28.0%            28.3%            29.8%            28.8%

Book value per common share                                                                        $      16.16     $      16.29

Cash dividends declared per common share                         $       0.77     $       0.72     $       2.25     $       2.16 (1)

Common shares outstanding
 Weighted average                                                       776.4            774.9            775.8            772.8
 End of period                                                                                            776.6            775.5

Capital expenditures
 Telecom                                                         $      1,604     $      1,299     $      4,034     $      3,193
 Domestic cellular                                                        164              263              664              605
 Other                                                                     40              104              185              351
                                                                 -------------------------------------------------------------------
 Total                                                           $      1,808     $      1,666     $      4,883     $      4,149

Employees
 Telecom                                                                                                132,117          125,692
 Other                                                                                                    9.684            9,788
                                                                                                   ---------------------------------
 Total                                                                                                  141,801          135,480

Footnotes:

(1) Cash dividends declared in 1996 include a payment of $.005 per common share for redemption of all rights granted under our Shareholder Rights Plan

BELL ATLANTIC CORPORATION                                                      9


---------------------------
CONSOLIDATED BALANCE SHEETS
---------------------------

                                                                                   (Dollars in Millions, Except Per Share Amounts)

                                                            ---------                                    ---------
Unaudited                                                     9/30/97        9/30/96       $ Change       12/31/96       $ Change
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Current assets
  Cash and cash equivalents                                 $   315.8      $   212.4      $   103.4      $   249.4      $    66.4
  Short-term investments                                        166.8           69.8           97.0          300.5         (133.7)
  Accounts receivable, net                                    6,147.2        5,905.1          242.1        6,168.9          (21.7)
  Inventories                                                   516.0          413.7          102.3          478.4           37.6
  Prepaid expenses                                              730.5          786.2          (55.7)         716.3           14.2
  Other                                                         579.0          572.8            6.2          507.6           71.4
                                                            ------------------------------------------------------------------------
 Total current assets                                         8,455.3        7,960.0          495.3        8,421.1           34.2
                                                            ------------------------------------------------------------------------
 Plant, property and equipment                               76,470.8       74,280.7        2,190.1       75,679.5          791.3
  Less accumulated depreciation                              41,746.3       39,223.4        2,522.9       39,544.7        2,201.6
                                                            ------------------------------------------------------------------------
                                                             34,724.5       35,057.3         (332.8)      36,134.8       (1,410.3)
 Investments in unconsolidated businesses                     5,137.4        4,464.1          673.3        4,922.2          215.2
 Other assets                                                 4,573.7        3,755.4          818.3        3,883.0          690.7
                                                            ------------------------------------------------------------------------
Total Assets                                                $52,890.9      $51,236.8      $ 1,654.1      $53,361.1      $  (470.2)
                                                            ========================================================================
Liabilities and Shareowners' Investment
 Current liabilities
  Debt maturing within one year                             $ 6,131.7      $ 2,014.3      $ 4,117.4      $ 2,884.2      $ 3,247.5
  Accounts payable and accrued liabilities                    5,444.6        5,200.4          244.2        5,974.6         (530.0)
  Other                                                       1,536.7        1,362.0          174.7        1,491.1           45.6
                                                            ------------------------------------------------------------------------
 Total current liabilities                                   13,113.0        8,576.7        4,536.3       10,349.9        2,763.1
                                                            ------------------------------------------------------------------------
 Long-term debt                                              13,071.4       15,464.3       (2,392.9)      15,286.0       (2,214.6)
 Employee benefit obligations                                10,031.4        9,651.1          380.3        9,588.0          443.4
 Deferred credits and other liabilities
  Deferred income taxes                                       1,826.5        1,640.0          186.5        1,846.9          (20.4)
  Unamortized investment tax credits                            258.8          304.6          (45.8)         288.8          (30.0)
  Other                                                         956.9          956.8             .1          865.9           91.0
 Minority interest, including a portion subject to
  redemption requirements                                       948.5        1,866.7         (918.2)       2,014.2       (1,065.7)
 Preferred stock of subsidiary                                  135.0          145.0          (10.0)         145.0          (10.0)

 Shareowners' investment
  Common stock                                                   78.8           78.7             .1           78.7             .1
  Contributed capital                                        13,275.4       13,270.0            5.4       13,295.0          (19.6)
  Reinvested earnings                                           993.8        1,116.6         (122.8)       1,279.8         (286.0)
  Foreign currency translation adjustment                      (528.5)        (478.4)         (50.1)        (319.4)        (209.1)
                                                            ------------------------------------------------------------------------
                                                             13,819.5       13,986.9         (167.4)      14,334.1         (514.6)
  Less common stock in treasury, at cost                        580.4          577.3            3.1          589.3           (8.9)
  Less deferred compensation-employee
   stock ownership plans                                        689.7          778.0          (88.3)         768.4          (78.7)
                                                            ------------------------------------------------------------------------
 Total shareowners' investment                               12,549.4       12,631.6          (82.2)      12,976.4         (427.0)
                                                            ------------------------------------------------------------------------
Total Liabilities and Shareowners' Investment               $52,890.9      $51,236.8      $ 1,654.1      $53,361.1      $  (470.2)
                                                            ========================================================================

BELL ATLANTIC CORPORATION                                                     10


-------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------

                                                                                                          (Dollars in Millions)
                                                                                      ---------------
                                                                                        9 Mos. Ended  9 Mos. Ended
Unaudited                                                                                    9/30/97       9/30/96    $ Change
--------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
Net Income                                                                                 $ 1,514.9     $ 2,664.7   $(1,149.8)
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                                                              4,459.1       4,027.8       431.3
  Cumulative effect of change in accounting principles, net of tax                                 -        (273.1)      273.1
  Loss from unconsolidated businesses                                                          281.7          22.5       259.2
  Dividends received from unconsolidated businesses                                            101.1          95.4         5.7
  Amortization of unearned lease income                                                        (80.2)        (72.2)       (8.0)
  Other items, net                                                                             (39.3)         97.4      (136.7)
  Changes in certain assets and liabilities, net of effects
   from acquisition/disposition of businesses                                                 (236.8)       (462.8)      226.0
                                                                                        ----------------------------------------
Net cash provided by operating activities                                                    6,000.5       6,099.7       (99.2)
                                                                                        ----------------------------------------
Cash Flows from Investing Activities
Net change in short-term investments                                                           175.4         (53.5)      228.9
Additions to plant, property and equipment                                                  (4,883.1)     (4,149.6)     (733.5)
Proceeds from sale of plant, property and equipment                                              1.6           5.8        (4.2)
Investment in leased assets                                                                   (109.2)        (97.1)      (12.1)
Proceeds from leasing activities                                                                62.0          85.3       (23.3)
Investment in notes receivable and preferred stock                                             (32.8)        (19.1)      (13.7)
Proceeds from notes receivable                                                                  34.1         132.8       (98.7)
Acquisition of businesses, less cash acquired                                                      -          (2.2)        2.2
Investments in unconsolidated businesses                                                      (574.3)       (444.0)     (130.3)
Proceeds from Telecom Corp NZ capital repurchase plan                                          114.6             -       114.6
Proceeds from disposition of businesses                                                        360.6           4.2       356.4
Other, net                                                                                     157.3          85.0        72.3
                                                                                        ----------------------------------------
Net cash used in investing activities                                                       (4,693.8)     (4,452.4)     (241.4)
                                                                                        ----------------------------------------
Cash Flows from Financing Activities
Proceeds from borrowings                                                                       436.0          49.9       386.1
Principal repayments of borrowings and capital lease obligations                              (505.7)       (332.3)     (173.4)
Net change in short-term borrowings with original maturities of three months or less         1,031.3        (586.8)    1,618.1
Dividends paid                                                                              (1,768.3)     (1,628.7)     (139.6)
Proceeds from sale of common stock                                                             484.4         296.2       188.2
Purchase of common stock for treasury                                                         (564.4)        (83.8)     (480.6)
Minority interest                                                                               (0.1)        566.8      (566.9)
Net change in outstanding checks drawn on controlled disbursement account                     (343.5)       (179.1)     (164.4)
Reduction in preferred stock of subsidiary                                                     (10.0)            -       (10.0)
                                                                                        ----------------------------------------
Net cash used in financing activities                                                       (1,240.3)     (1,897.8)      657.5
                                                                                        ----------------------------------------
Increase (decrease) in cash and cash equivalents                                                66.4        (250.5)      316.9
Cash and cash equivalents, beginning of period                                                 249.4         462.9      (213.5)
                                                                                        ----------------------------------------
Cash and cash equivalents, end of period                                                   $   315.8     $   212.4    $  103.4
                                                                                        ========================================

BELL ATLANTIC CORPORATION                                                     11


-----------------------------
REVENUE CATEGORY DESCRIPTIONS
-----------------------------

Local Services

Includes revenues from the provision of local exchange, private line, and public phone services. Also includes revenues from value-added central-office services such as Caller ID, Call Waiting, Return Call, and a number of other call management features.

Network Access Services

Includes interstate and intrastate revenues from other carriers for their use of our local exchange facilities in the provision of both local exchange and long distance services to their customers. Also includes revenues received from end-user subscribers.

Long Distance Services

Includes revenues from intraLATA toll services (calls made from outside a customer's local calling area, but within the same area served by our operating telephone subsidiaries). Also includes revenues from the provision of inter-exchange (long distance) services outside of our region. This category will include revenues from long distance services once we are allowed to provide these services within our region.

Ancillary Services

Includes revenues from a number of services including voice messaging, ISDN and other high bandwidth services, billing and collection, rent, and systems integration.

Directory and Information Services

Includes revenues from advertising and marketing services provided by our White and Yellow Page directories within our region, international directory services, and electronic directories on the Internet through Big Yellow/sm/. Also includes revenues from our Internet services business.

Wireless Services

Includes revenues from our consolidated wireless subsidiaries, which include Bell Atlantic Mobile, our wholly-owned domestic unit, and Grupo Iusacell in Mexico, where we have management control. Also includes revenues from wireless consulting services.

Other Services

Includes revenues from all other sources not included above, such as our leasing business and telecommunications consulting.


-------------------
Sector Descriptions
-------------------

Telecom

A group of subsidiaries consisting of our nine operating telephone companies and a centralized services and support staff, our directory and information services companies, our systems integration company, our long distance company, and a number of other companies providing telecom-related services.

Global Wireless

A portfolio of domestic and international wireless companies consisting of a wholly-owned subsidiary and others with various equity ownership stakes, Domestically, our portfolio includes Bell Atlantic Mobile (wholly-owned) and PrimeCo Personal Communications (50%). Internationally, our wireless investments include Group Iusacell in Mexico (42%), Omnitel Pronto Italia in Italy (17.4%), EuroTel in the Czech Republic and Slovakia (24.5%), STET Hellas in Greece (20%), and Excelcomindo in Indonesia (23.1%).

International Telecom

A portfolio of investments, principally related to telecommunications. These investments include equity ownership stakes in publicly-traded companies such as Telecom Corporation of New Zealand (24.9%), Cable and Wireless Communications (18.5%), and TelecomAsia (18.2%). In addition, we are the managing sponsor of FLAG (Fiberoptic Link Around the Globe) with a 39% equity stake, and own 20% of BayanTel in the Philippines.

BELL ATLANTIC CORPORATION                                                     12


------------------------------------------
TELECOM SECTOR  ADJUSTED FINANCIAL RESULTS
------------------------------------------

                                                                                     (Dollars in Millions, Except Per Share Amounts)
                                               ------------                                   ------------
                                               3 Mos. Ended  3 Mos. Ended                     9 Mos. Ended  9 Mos. Ended
Unaudited                                           9/30/97       9/30/96   % Change               9/30/97       9/30/96   % Change
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                                $    3,333.7  $    3,168.5       5.2           $    9,896.2  $    9,381.0        5.5
 Network access services                            1,802.4       1,822.8      (1.1)               5,514.2       5,403.6        2.0
 Long distance services                               546.4         614.3     (11.1)               1,678.1       1,872.3      (10.4)
 Ancillary services                                   484.5         456.4       6.2                1,401.1       1,302.5        7.6
 Directory and information services                   496.0         519.4      (4.5)               1,649.4       1,631.0        1.1
                                               -------------------------------------------------------------------------------------
Total Operating Revenues                            6,663.0       6,581.4       1.2               20,139.0      19,590.4        2.8
                                               -------------------------------------------------------------------------------------
Operating Expenses
 Employee costs                                     1,905.4       2,022.9      (5.8)               5,786.5       6,017.8       (3.8)
 Depreciation and amortization                      1,271.9       1,227.2       3.6                3,731.6       3,714.4        0.5
 Taxes other than income                              368.8         370.0      (0.3)               1,102.5       1,075.2        2.5
 Other operating expenses                           1,514.2       1,402.5       8.0                4,405.4       4,113.2        7.1
                                               -------------------------------------------------------------------------------------
Total Operating Expenses                            5,060.3       5,022.6       0.8               15,026.0      14,920.6        0.7
                                               -------------------------------------------------------------------------------------

Operating Income                                    1,602.7       1,558.8       2.8                5,113.0       4,669.8        9.5
                                               -------------------------------------------------------------------------------------
Operating Income Margin                                24.1%         23.7%                            25.4%         23.8%

Operating Cash Flow                                 2,874.6       2,786.0       3.2                8,844.6       8,384.2        5.5
                                               -------------------------------------------------------------------------------------
Operating Cash Flow Margin                             43.1%         42.3%                            43.9%         42.8%

Operating Statistics
Access lines in service (in thousands)                                                              39,377        37,983        3.7
   Residence                                                                                        25,079        24,362        2.9
   Business                                                                                         13,839        13,158        5.2
   Public                                                                                              459           463       (0.9)
 ISDN lines                                                                                            408           297       37.4

Access Minutes of Use (in millions)                  40,473        37,676       7.4                118,791       111,239        6.8

Employees per 10,000 access lines (1)                                                                 31.1          30.9        0.6

Footnotes:

(1)  Calculated based on employees of telephone operations only

BELL ATLANTIC CORPORATION                                                     13


----------------------------------------------------
TELECOM SECTOR  ADJUSTED QUARTERLY FINANCIAL RESULTS
----------------------------------------------------
Revisions to amounts previously disclosed are footnoted below.

                                                                                                             (Dollars in Millions)

                                                      For the three month periods ended
                                                      ------------------------------------------------------------------------------
Unaudited                                             3/31/96   6/30/96   9/30/96   12/31/96      3/31/97            6/30/97
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Local services                                     $3,082.3  $3,130.2  $3,168.5  $ 3,243.2     $3,207.5  (2),(3)  $3,355.0  (3)
  Network access services                             1,796.9   1,783.9   1,822.8    1,842.9      1,859.0  (3)       1,852.8  (3)
  Long distance services                                644.2     613.8     614.3      501.9        570.3  (3)         561.4  (3)
  Ancillary services                                    387.6     458.5     456.4      478.5        464.8  (3)         451.8  (3)
  Directory and information services                    525.7     585.9     519.4      593.3        531.1  (3)         622.3  (3)
                                                     -------------------------------------------------------------------------------
Total Operating Revenues                              6,436.7   6,572.3   6,581.4    6,659.8      6,632.7            6,843.3  (3)
                                                     -------------------------------------------------------------------------------
Operating Expenses
  Employee costs                                      2,004.9   1,990.0   2,022.9    1,871.2      1,926.3  (3)       1,954.8  (3)
  Depreciation and amortization                       1,238.5   1,248.7   1,227.2    1,230.8      1,230.0  (3)       1,229.7
  Taxes other than income                               344.6     360.6     370.0      348.2        373.0              360.7  (3)
  Other operating expenses                            1,288.0   1,422.7   1,402.5    1,590.3 (1)  1,324.7  (2),(3)   1,566.5  (3)
                                                     -------------------------------------------------------------------------------
Total Operating Expenses                              4,876.0   5,022.0   5,022.6    5,040.5      4,854.0  (3)       5,111.7  (3)
                                                     -------------------------------------------------------------------------------

Operating Income                                     $1,560.7  $1,550.3  $1,558.8   $1,619.3     $1,778.7  (3)      $1,731.6  (3)
                                                     ===============================================================================
Operating Income Margin                                  24.2%     23.6%     23.7%      24.3%        26.8% (3)          25.3%

Operating Cash Flow                                  $2,799.2  $2,799.0  $2,786.0   $2,850.1     $3,008.7  (3)      $2,961.3  (3)
                                                     ===============================================================================
Operating Cash Flow Margin                               43.5%     42.6%     42.3%      42.8%        45.4% (3)          43.3%

Footnotes:

(1) Restated for $13.0 reclass between other income and expense, net and other operating expense
(2)  Restated for reclass adjustment between revenues ($83.0) and expense
     ($96.0)
(3)  Revised from amounts previously reported for telecom sector

BELL ATLANTIC CORPORATION                                                     14


--------------------------------------------------------
GLOBAL WIRELESS SECTOR - QUARTERLY PROPORTIONATE RESULTS
--------------------------------------------------------

                                                                                                             (Dollars in Millions)
                                                    ------------                            ------------
                                                    3 Mos. Ended   3 Mos. Ended             9 Mos. Ended  9 Mos. Ended
Unaudited                                                9/30/97        9/30/96   % Change       9/30/97       9/30/96   % Change
------------------------------------------------------------------------------------------------------------------------------------
Combined Global Wireless
Subscribers (000)                                          5,829          4,287      36.0          5,829         4,287       36.0
Subscriber net adds in period (000)                          363            294      23.5          1,126           795       41.6
POPs (000)                                               172,817        168,889       2.3        172,817       168,889        2.3

Bell Atlantic Mobile
Selected Financial Results
Operating revenues                        (1)           $  732.3       $  631.9      15.9       $2,103.4      $1,787.0       17.7
Less: equipment revenues                                    33.1           33.8      (2.1)          94.9          96.8       (2.0)
                                                        ----------------------------------------------------------------------------
Service revenues                                           699.2          598.1      16.9        2,008.5       1,690.2       18.8
                                                        ----------------------------------------------------------------------------
Operating income                                           216.3          156.9      37.9          535.5         422.1       26.9
Operating cash flow                       (2)           $  327.2       $  231.5      41.3       $  844.0      $  653.6       29.1
Operating cash flow margin                (3)                 47%            39%                      42%           39%
Capital expenditures, excluding acquisitions            $  163.9       $  263.1     (37.7)      $  664.0      $  605.2        9.7

Selected Operating Data
Subscribers (000)                                          5,064          4,054      24.9          5,064         4,054       24.9
Penetration                               (4)                8.9%           7.2%     23.6            8.9%          7.2%      23.6
Subscriber net adds in period (000)                          189            232     (18.5)           654           695       (5.9)
Controlled POPs (000)                     (5)             56,830         56,502       0.6         56,830        56,502        0.6
Owned POPs (000)                          (6)             54,944         54,562       0.7         54,944        54,562        0.7

Churn rate                                                   1.7%           1.8%                     1.7%          1.7%
Total revenue per subscriber              (7)           $     54       $     58      (6.9)      $     53      $     58       (8.6)
Service revenue per subscriber                          $     47       $     51      (7.8)      $     47      $     51       (7.8)
Cash expense per subscriber                             $     25       $     31     (19.4)      $     27      $     31      (12.9)
Acquisition cost per subscriber           (8)           $    226       $    235      (3.8)      $    223      $    218        2.3

PrimeCo Personal Communications
Subscribers (000)                                            122                                     122
Subscriber net adds in period (000)                           28                                     104
POPs (000)                                                28,487         28,487       0.0         28,487        28,487        0.0

International Wireless Operations         (9)
Subscribers (000)                                            643            233     176.0            643           233      176.0
Subscriber net adds in period (000)                          146             62     135.5            368            62      493.5
POPs (000)                                                87,500         83,900       4.3         87,500        83,900        4.3

Operating revenues                                      $  125.2       $   69.8      79.4       $  323.1      $  164.5       96.4
Operating income (loss)                                 $   12.7       $  (11.0)        -       $    8.2      $  (24.9)         -
Operating cash flow                                     $   42.5       $    5.9     620.3       $   72.3      $   15.2      375.7

Footnotes:

     Proportionate results reflect the relative weight of the Company's ownership interests in its domestic and international wireless investments. Bell Atlantic Mobile results reflect consolidated results for all controlled markets.
(1) Operating revenues include service revenues, outcollect roaming, and equipment revenues
(2) Operating cash flow equals operating income plus depreciation and amortization
(3) Operating cash flow margin is calculated by dividing operating cash flow by service revenues
(4)  Penetration is calculated by dividing subscribers by controlled POPs
(5) Controlled POPs represent the total number of POPs for which Bell Atlantic Mobile has operating control
(6) Owned POPs represent Bell Atlantic Mobile percentage ownership in all licensed markets
(7) Revenue per subscriber is calculated using operating revenues and incollect roaming revenues. Incollect roaming revenues were $71.0 and $175.6 for the three and nine month periods ended 9/30/97, respectively, and $58.3 and $154.4 for the three and nine month periods ended 9/30/96, respectively
(8)  Acquisition cost per subscriber includes commissions and loss on handsets
(9) Represents Bell Atlantic's proportionate share of International wireless investments including consolidated, equity method, and cost basis investments

BELL ATLANTIC CORPORATION                                                     15


--------------------------------------------------------
GLOBAL WIRELESS SECTOR - QUARTERLY PROPORTIONATE RESULTS
--------------------------------------------------------

Revisions to amounts previously disclosed are footnoted below.

                                                                                                           (Dollars in Millions)

                                                      For the three month periods ended
                                                      --------------------------------------------------------------------------
Unaudited                                              3/31/96      6/30/96      9/30/96     12/31/96      3/31/97      6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Combined Global Wireless
Subscribers (000)                                        3,722        3,993        4,287        4,703        5,070        5,466
Subscriber net adds in period (000)                        230          271          294          416          367          396
POPs (000)                                             168,890      168,890      168,889      172,930      172,930      172,930

Bell Atlantic Mobile
Selected Financial Results
Operating revenues                                    $  539.5    $   615.6     $  631.9    $   652.3     $  656.9     $  714.2
Less: equipment revenues                                  28.2         34.8         33.8         34.7         28.4         33.4
                                                      --------------------------------------------------------------------------
Service revenues                                         511.3        580.8        598.1        617.6        628.5        680.8
                                                      --------------------------------------------------------------------------
Operating income                                         113.4        151.9        156.9        150.8        140.6        178.6
Operating cash flow                                   $  189.5    $   232.5     $  231.5    $   220.2     $  234.4     $  282.4
Operating cash flow margin*                                 37%          40%          39%          36%          37%          42%
Capital expenditures, excluding acquisitions          $  114.7    $   227.4     $  263.1    $   330.2     $  239.9     $  260.2

Selected Operating Data
Subscribers (000)                                        3,575        3,822        4,054        4,410        4,634        4,875
Penetration                                                6.4%         6.8%         7.2%         7.8%         8.2%         8.6%
Subscriber net adds in period (000)                        217          247          232          356          224          241
Controlled POPs (000)                                   55,840       55,840       56,502       56,830       56,830       56,830
Owned POPs (000)                                        53,788       53,788       54,562       55,021       55,021       54,944

Churn rate                                                 1.8%         1.7%         1.8%         1.9%         1.8%         1.6%
Total revenue per subscriber                          $     56    $      60     $     58    $      56     $     52     $     54
Service revenue per subscriber                        $     49    $      52     $     51    $      49     $     46     $     48
Cash expense per subscriber                           $     31    $      32     $     31    $      32     $     29     $     28
Acquisition cost per subscriber                       $    215    $     204     $    235    $     225     $    215     $    230

PrimeCo Personal Communications
Subscribers (000)                                                                                  18           54           94
Subscriber net adds in period (000)                                                                18           36           40
POPs (000)                                              29,150       29,150       28,487       28,487       28,487       28,487

International Wireless Operations
Subscribers (000)                                          147          171          233          275          382          497
Subscriber net adds in period (000)                         13           24           62           42          107          115
POPs (000)                                              83,900       83,900       83,900       87,500       87,500       87,500

Operating revenues                                    $   43.3    $    51.4     $   69.8    $    77.3     $   88.8     $  109.1
Operating income (loss)                               $   (5.5)   $    (8.4)    $  (11.0)   $   (11.8)    $   (8.1)    $    3.6
Operating cash flow                                   $    5.9    $     3.4     $    5.9    $     7.2     $    9.1     $   20.7

Footnotes:

 * Operating cash flow margin has been restated to reflect a revised calculation dividing operating cash flow by service revenues (operating revenues less equipment revenues) rather than net revenues (operating revenues less cost of equipment) as was previously reported.

BELL ATLANTIC CORPORATION                                                     16


----------------------------
INVESTOR CONTACT INFORMATION
----------------------------


Peter D. Crawford, CFA
Vice President - Investor Relations and Shareowner Services
Primary contact for institutional investors and sell-side analysts 215 963-6123 212 395-1955


Laura W. O'Connor, CFA
Director - Investor Relations
Contact for institutional investors and sell-side analysts
215 963-6097  212 395-1924


Kevin R. Tarrant, CPA
Director - Investor Communications
Responsible for print and electronic investor communications
215 963-6243  212 395-1868


Kerry I. Higgins, CPA
Manager
215 963-6122  212 395-1930


Diane Kozik
Manager
212 395-1932


Mailing Address
We will be moving to our New York headquarters location during the fourth quarter of 1997. Until such time, we will be located in our Philadelphia office.

Investor Relations
1717 Arch Street
31st Floor West
Philadelphia, PA 19103

Investor Relations
1095 Avenue of the Americas
36th Floor
New York, New York 10036


Fax
215 963-6470 (Philadelphia)
212 921-2917 (New York)


Fax on demand
800 329-7310


Transfer Agent and Registrar
For information about your stock account or shareowner services such as dividend reinvestment or the direct deposit of dividends, contact our transfer agent:

Boston EquiServe
P.O. Box 8038
Boston, MA 02266-8038

Phone             800-631-2355
Outside the U.S.  617-575-3994
                  (collect)
TDD               800-829-8259
E-mail            shareholder-equiserve@equiserve.com


Shareowner Newsline
800 BEL-5595


World Wide Web
www.bellatlantic.com/invest


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